UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 25, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     Beginning September 25, 2006, and for the remainder of the week, Terry Considine, Chairman and Chief Executive Officer of Apartment Investment and Management Company (“Aimco”), Thomas M. Herzog, Executive Vice President and Chief Financial Officer of Aimco, Harry Alcock, Executive Vice President and Chief Investment Officer, and Craig Zeutzius, Senior Vice President of Portfolio Management, are scheduled to attend meetings and participate in telephone calls with investors and analysts. The presentation for these discussions is furnished herewith as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
                    The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Apartment Investment and Management Company Investor Presentation — September 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: September 25, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Thomas M. Herzog Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Apartment Investment and Management Company Investor Presentation — September 2006